    ANY INVESTMENT DECISION WITH RESPECT TO THE SECURITIES SHOULD BE MADE BY
YOU BASED UPON THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES. THE INFORMATION HEREIN WILL BE SUPERSEDED
    IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND
     PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR STUCTURAL AND COLLATERAL TERM SHEETS, IF ANY.

--------------------------------------------------------------------------------

                      STRUCTURAL AND COLLATERAL TERM SHEET

                                   ----------

             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2002-C2

                                  $934,730,000
                                  (Approximate)

                                   ----------

                               JPMORGAN CHASE BANK
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                        LASALLE BANK NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                 Master Servicer

                          ARCAP SPECIAL SERVICING, INC.
                                Special Servicer


                        FOR FURTHER INFORMATION CONTACT:
                        --------------------------------
                           J.P. MORGAN SECURITIES INC.

        Brian J. Baker             Glenn Riis              Andy Taylor
        (212) 834-3813           (212) 834-3813           (212) 834-3813

                               MERRILL LYNCH & CO.

        John Mulligan              Rich Sigg              Carolyn Hubach
        (212) 449-3860           (212) 449-3860           (212) 449-3860

                              ABN AMRO INCORPORATED

       Frank C. Forelle          Gerald Sneider            Steven Adang
    (212) 409-7587 / 7221        (212) 409-7587           (212) 409-6206

          JPMORGAN                                       MERRILL LYNCH & CO.
                              ABN AMRO INCORPORATED

BANC OF AMERICA SECURITIES LLC    GOLDMAN, SACHS & CO.    SALOMON SMITH BARNEY

The analyses in this report are based upon information provided by JPMorgan Chase Bank, Merrill Lynch Mortgage Lending, Inc. and LaSalle Bank National Association (the "Sellers"). J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated, , Banc of America Securities LLC, Goldman, Sachs and Co., and Salomon Smith Barney Inc. (the "Underwriters") make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by the Underwriters and will be superseded by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any Security. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any Security described in the Computational Materials are subject to change prior to issuance. Neither the Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities. THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION.

--------------------------------------------------------------------------------


                                    1 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

APPROXIMATE SECURITIES STRUCTURE
--------------------------------

                            APPROX.      CREDIT   EXPECTED    EXPECTED
                             FACE/      SUPPORT   WEIGHTED    PAYMENT
             RATINGS BY    NOTIONAL      (% OF   AVG. LIFE    WINDOW
  CLASS      MOODY'S/S&P  AMOUNT ($)    BALANCE) (YEARS)(a)  (MONTHS)(a)
--------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES(c)
   A-1       Aaa / AAA    234,000,000   18.500     5.70      1/03 - 1/12
   A-2       Aaa / AAA    606,612,000   18.500     9.74      1/12 - 11/12
    B         Aa2 / AA     41,257,000   14.500     9.92     11/12 - 11/12
    C        Aa3 / AA-     10,314,000   13.500     9.92     11/12 - 11/12
    D          A2 / A      28,364,000   10.750     9.92     11/12 - 11/12
    E          A3/A-       14,183,000    9.375     9.92     11/12 - 11/12

PRIVATELY OFFERED CLASSES (d)
--------------------------------------------------------------------------------
   X-1       Aaa / AAA    1,031,425,660(b)N/A      N/A        N/A
   X-2       Aaa / AAA    986,526,000(b)  N/A      N/A        N/A
    F        Baa2 / BBB    19,339,000     7.500    N/A        N/A
    G       Baa3 / BBB-    12,893,000     6.250    N/A        N/A
    H         Ba1/BB+      15,471,000     4.750    N/A        N/A
    J         Ba2 / BB     11,603,000     3.625    N/A        N/A
    K        Ba3 / BB-      3,868,000     3.250    N/A        N/A
    L         B1 / B+       7,736,000     2.500    N/A        N/A
    M          B2 / B       3,868,000     2.125    N/A        N/A
    N         B3 / B-       5,157,000     1.625    N/A        N/A
    NR        NR / NR      16,760,660     N/A      N/A        N/A
--------------------------------------------------------------------------------
Note:     (a)  Calculated at 0% CPR, assuming no balloon extensions, ARD loans pay in full on the Anticipated Repayment Date, clean-up call is not exercised and there are no defaults
          (b)  Notional amount
          (c)  Classes A-1, A-2, B and C will constitute "mortgage related securities" for purposes of SMMEA; Classes A-1, A-2, B, C, D and
               E will constitute ERISA eligible securities
          (d)  Does not include the Class SP Certificates

KEY FEATURES
------------
Lead Managers:            J.P. Morgan Securities Inc. (Joint Bookrunner)
                          Merrill Lynch Pierce, Fenner & Smith
                            Incorporated (Joint Bookrunner)
                          ABN AMRO Incorporated

Co-Managers:              Banc of America Securities LLC
                          Goldman Sachs & Co.
                          Salomon Smith Barney Inc.

Mortgage Loan Sellers:    Merrill Lynch Mortgage Lending, Inc. (39.7%)
                          JPMorgan Chase Bank (38.0%)
                          LaSalle Bank National Association (22.3%)

Master Servicer:          Wachovia Bank, National Association

Special Servicer:         ARCap Special Servicing, Inc.

Trustee:                  Wells Fargo Bank, Minnesota, N.A.

Paying Agent:             LaSalle Bank National Association

Rating Agencies:          Moody's Investors Service, Inc.
                          Standard & Poor's Ratings Services

Pricing:                  On or about November 25, 2002

Delivery Date:            On or about December 10, 2002

Cut-off Date:             The due date for each mortgage loan
                          in December, or, for mortgage loans
                          with first due dates after December,
                          December 1, 2002

Distribution Date:        12th of each month, or if the 12th
                          day is not
                          a business day, on the next
                          succeeding
                          business day, beginning in January
                          2003

Payment Delay:            11 days

Structure / Day Count:    Sequential pay, 30/360

Tax Treatment:            REMIC

Rated Final
Distribution Date:        December 12, 2034

Clean-up Call:            1%

Minimum Denomination:     $10,000 (among the publicly offered classes)

Delivery:                 DTC, Euroclear and Clearstream Banking

--------------------------------------------------------------------------------

COLLATERAL FACTS
----------------

Initial Pool Balance ("IPB"):                       $1,031,425,660
Number of Mortgage Loans:                                      108
Number of Mortgaged Properties:                                132
Average Cut-off Date Balance per Loan:                  $9,550,238
Average Cut-off Date Balance per Property:              $7,813,831
Weighted Average Current Mortgage Rate:                    6.3894%
Weighted Average UW DSCR(3):                                 1.72x
Weighted Average Cut-off Date LTV Ratio(2):                  66.3%
Weighted Average Remaining Term to Maturity (months):          116
Weighted Average Remaining Amortization Term (months):         345
Weighted Average Seasoning (months):                             3
10 Largest Loans or Cross Collateralized Groups
  as % of IPB:                                               43.5%
% of Cutoff Balance of IPB with Mezzanine Debt                3.2%
% of Cutoff Balance of IPB with B-Notes                      25.1%
% of IPB with single tenants                                 11.5%
% of IPB shadow rated investment grade                       25.2%

TEN LARGEST LOANS
------------------
                                               % OF       UW
Loan                              ($MM)        IPB       DSCR      LTV(1)
--------------------------------------------------------------------------------
Simon Portfolio II            $119,191,303    11.6%     1.97x      53.2%
75 / 101 Federal Street        $99,880,850     9.7%     2.76 x     45.8%
ARC Portfolio A                $45,531,431     4.4%     1.26 x     75.7%
LI Industrial Portfolio II     $39,468,411     3.8%     1.45 x     72.4%
The Cameo Apartments           $26,374,019     2.6%     1.38 x     79.9%
1400 Lake Shore Drive          $26,047,743     2.5%     1.45 x     57.9%
600 Fifth Avenue               $24,971,324     2.4%     6.19 x (3) 16.5% (2)
Circuit City Dist. Center      $22,543,200     2.2%     1.41 x     73.9%
Deerfield Village              $22,253,381     2.2%     1.23 x     76.0%
Greenwich Park Apartments      $21,978,099     2.1%     1.44 x     75.9%
--------------------------------------------------------------------------------
Total/Wtd. Avg.               $448,239,760    43.5%     2.11x      58.6%

(1) Calculated with Cut Off Date principal balance and Appraised Value used for origination

(2) See footnote 1 in "Top 10 Mortgage Loans" section of this Structural and Collateral Termsheet

(3) See footnote 2 in "Top 10 Mortgage Loans" section of this Structural and Collateral Termsheet

GEOGRAPHIC DISTRIBUTION
-----------------------

                   NO OF                       % OF       WA        WA
STATE               PROP         ($MM)         IPB        LTV      DSCR
--------------------------------------------------------------------------------
Texas                18     $115,745,614     11.2%      70.5%      1.49x
Massachusetts         3      112,705,889     10.9       48.0%      2.60x
New York             12      111,452,703     10.8       62.3%      2.49x
Illinois              8       97,887,477      9.5       69.5%      1.36x
Pennsylvania          6       95,751,476      9.3       56.8%      1.89x
California           15       93,580,314      9.1       67.5%      1.42x
Florida              14       85,632,327      8.3       70.9%      1.51x
Other                56      318,669,861     30.9       72.8%      1.43x
--------------------------------------------------------------------------------
TOTAL/WTD. AVG.     132   $1,031,425,660    100.0%      66.3%      1.72X


PROPERTY TYPE DISTRIBUTION
--------------------------

                          NO. OF                      % OF    WA       WA
    PROPERTY TYPE          PROP         ($MM)         IPB    LTV      DSCR

Retail                      35      $299,006,460     29.0%   66.0%   1.62x
   Anchored                 25       137,567,590     13.3    72.2%   1.44x
   Regional Mall             2       105,042,695     10.2    53.2%   1.97x
   Shadow Anchored           4        45,371,537      4.4    76.3%   1.29x
   Unanchored                4        11,024,639      1.1    67.1%   1.81x
Multifamily                 41       280,223,109     27.2    73.9%   1.40x
Office                      10       196,367,865     19.0    49.5%   2.69x
   CBD                       3       132,641,261     12.9    41.0%   3.32x
   Office/Retail             2        27,594,123      2.7    61.6%   1.43x
   Suburban                  5        36,132,481      3.5    71.1%   1.36x
Industrial                  18       149,769,396     14.5    71.1%   1.47x
   Warehouse/Distribution   10        83,023,108      8.0    70.9%   1.40x
   Flex                      8        66,746,288      6.5    71.4%   1.56x
Manufactured Housing        19        74,070,708      7.2    75.7%   1.31x
Storage                      7        22,393,191      2.2    58.2%   1.70x
Theater                      2         9,594,931      0.9    67.1%   1.30x
--------------------------------------------------------------------------------
TOTAL/WTD. AVG.            132    $1,031,425,660    100.0%   66.3%   1.72X


                                    2 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.
  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                         CUT-OFF DATE PRINCIPAL BALANCES

                                                                                                       WA CUT-OFF
                                                   PRINCIPAL          % OF INITIAL       WA UW            DATE
PRINCIPAL BALANCE($)           NO. OF LOANS        BALANCE ($)         POOL BALANCE      DSCR(2)         LTV(1,3)
-------------------------------------------------------------------------------------------------------------------
$1,142,479 - $1,999,999                  12        $19,504,606             1.9%           1.35x             73.2%

$2,000,000 - $4,999,999                  44        153,854,788             14.9           1.42x             72.8%

$5,000,000 - $9,999,999                  25        170,833,279             16.6           1.40x             73.2%

$10,000,000 - $14,999,999                11        133,162,068             12.9           1.46x             72.4%

$15,000,000 - $24,999,999                10        197,577,163             19.2           2.00x             64.5%

$25,000,000 - $49,999,999                 4        137,421,603             13.3           1.37x             72.2%

$50,000,000 - $119,191,303                2        219,072,153             21.2           2.33x             49.8%
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                  108     $1,031,425,660             100.0%         1.72X             66.3%
-------------------------------------------------------------------------------------------------------------------
AVERAGE PER LOAN:         $ 9,550,238
AVERAGE PER PROPERTY:     $ 7,813,831

                            MORTGAGE INTEREST RATES

                                                                                                       WA CUT-OFF
                                                   PRINCIPAL          % OF INITIAL       WA UW            DATE
MORTGAGE INTEREST RATE (%)     NO. OF LOANS        BALANCE ($)         POOL BALANCE      DSCR(2)         LTV(1,3)
-------------------------------------------------------------------------------------------------------------------
4.8593% - 5.9999%                        10       $190,903,613            18.5%           2.76x             48.7%

6.000% - 6.499%                          41        433,496,215             42.0           1.58x             68.2%

6.500% - 6.999%                          25        168,608,542             16.3           1.42x             74.9%

7.000% - 7.499%                          24        192,655,690             18.7           1.32x             72.2%

7.500% - 7.999%                           3         22,892,441              2.2           1.63x             59.5%

7.5000% - 9.0200%                         5         22,869,159              2.2           1.30x             69.7%
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                  108     $1,031,425,660             100.0%         1.72X             66.3%
-------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE MORTGAGE INTEREST RATE: 6.3894%

                                  UW DSCR (2)

                                                                                                      WA CUT-OFF
                                                    PRINCIPAL           % OF INITIAL      WA UW          DATE
UW DSCR                        NO. OF LOANS        BALANCE ($)          POOL BALANCE      DSCR(2)       LTV(1,3)
-------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                             6        $41,259,211             4.0%         1.22x           75.5%

1.25x - 1.29x                            14        128,805,083             12.5         1.26x           75.0%

1.30x - 1.39x                            43        256,230,489             24.8         1.35x           75.4%

1.40x - 1.49x                            30        283,421,352             27.5         1.43x           71.1%

1.50x - 1.99x                            11        182,772,400             17.7         1.87x            56.2%

2.00x - 2.49x                             1         11,984,950              1.2         2.34x            64.8%

2.50x - 6.19x                             3        126,952,174             12.3         3.44x            39.8%
-------------------------------------------------------------------------------------------------------------------
TOTAL:                                  108     $1,031,425,660             100.0%       1.72X            66.3%
-------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE: 1.72X

(1) See footnote 1 in "Top 10 Mortgage loans" section of this Structural and Collateral Termsheet

(2) See footnote 2 in "Top 10 Mortgage loans" section of this Structural and Collateral Termsheet

(3) For purposes of determining the LTV ratios for 3 mortgage loans, representing 2.0% of the Initial Pool Balance (Loan Nos. 27, 51 and 53 on Annex A), the principal balances of the mortgage loans were reduced by amounts reserved until the achievement of certain income levels by the related mortgage properties.

                                    3 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                                      WA CUT-OFF
                                                  PRINCIPAL          % OF INITIAL       WA UW            DATE
LTV (%)                      NO. OF  LOANS       BALANCE ($)         POOL BALANCE      DSCR(2)         LTV(1,3)
-------------------------------------------------------------------------------------------------------------------
16.5% - 49.9%                         4           $129,933,619            12.6%           3.41x             39.6%

50.0% - 59.9%                         7            194,482,950             18.9           1.79x             54.7%

60.0% - 69.9%                        18            105,625,361             10.2           1.54x             65.0%

70.0% - 74.9%                        31            216,499,465             21.0           1.40x             73.1%

75.0% - 79.9%                        46            380,117,401             36.9           1.34x             77.6%

80.0% - 80.2%                         2              4,766,865              0.5           1.35x             80.1%
---------------------- -- -- --- ------- --- -- --------------- --- ------------ -- -- --------- --- -------------
TOTAL:                              108         $1,031,425,660             100.0%         1.72X             66.3%
---------------------- -- -- --- ------- --- -- --------------- --- ------------ -- -- --------- --- -------------
WEIGHTED AVERAGE: 66.3%

                RANGE OF REMAINING TERM TO MATURITY/ARD (MONTHS)

                                                                                                        WA CUT-OFF
REMAINING TERM TO                                   PRINCIPAL          % OF INITIAL       WA UW            DATE
MATURITY/ARD (MONTHS)         NO. OF LOANS         BALANCE ($)         POOL BALANCE      DSCR(2)         LTV(1,3)
-------------------------------------------------------------------------------------------------------------------

57 - 99                              11            $66,504,047             6.4%           1.37x             73.6%

100 - 109                             4             54,441,074              5.3           1.32x             68.2%

110 - 119                            81            838,837,022             81.3           1.80x             65.1%

120 - 149                             8             35,100,502              3.4           1.45x             66.9%

150 - 199                             3             32,202,429              3.1           1.25x             77.8%

200 - 239                             1              4,340,585              0.4           1.20x             72.3%
-------------------------------------------------------------------------------------------------------------------
TOTAL                               108         $1,031,425,660             100.0%         1.72X             66.3%
-------------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE:  116 MONTHS

                               AMORTIZATION TYPES

                                                                                                        WA CUT-OFF
                                                    PRINCIPAL          % OF INITIAL       WA UW            DATE
TYPE OF AMORTIZATION         NO. OF  LOANS         BALANCE ($)         POOL BALANCE      DSCR(2)         LTV(1,3)
-------------------------------------------------------------------------------------------------------------------
Balloon Loans                        93           $856,894,699            83.1%           1.64x             67.1%

ARD Loans                            12            165,108,932             16.0           2.13x             62.9%

Fully Amortizing Loans                2              7,322,029              0.7           1.46x             55.1%

Interest-only Loans                   1              2,100,000              0.2           3.37x             34.4%
-------------------------------------------------------------------------------------------------------------------
TOTAL:                              108         $1,031,425,660             100.0%         1.72X             66.3%
-------------------------------------------------------------------------------------------------------------------

(1) See footnote 1 in "Top 10 Mortgage loans" section of this Structural and Collateral Termsheet

(2) See footnote 2 in "Top 10 Mortgage loans" section of this Structural and Collateral Termsheet

(3) For purposes of determining the LTV ratios for 3 mortgage loans, representing 2.0% of the Initial Pool Balance (Loan Nos. 27, 51 and 53 on Annex A), the principal balances of the mortgage loans were reduced by amounts reserved until the achievement of certain income levels by the related mortgage properties.


                                    4 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                               STRUCTURAL OVERVIEW

o Interest payments will be pro-rata to the Class A-1 and A-2 (the foregoing classes, together, the "Class A Certificates"), X-1 and X-2 certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and Class X-2 certificates), interest will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates.

o The pass-through rate for the Class A, B, C, D, E, F, G, H, J, K, L, M, N and NR certificates will be either a fixed rate or a rate based on the weighted average of the remittance rates on the mortgage loans. In the aggregate, the Class X-1 and X-2 Certificates will receive the net interest on the mortgage loans less the interest paid on the other Certificates.

o    All Classes offered will accrue interest on a 30/360 basis.

o Principal payments will be paid sequentially to the Class A-1, A-2, B, C, D, E, F, G, H, J, K, L, M, N and NR Certificates, until each Class is retired. The Class X-1 and X-2 Certificates do not have a class principal balance and are therefore not entitled to any principal distributions.

o Losses will be born by the Classes (other than the Classes X-1 and X-2 certificates) in reverse sequential order, from the Class NR certificates up to the Class B certificates and then pro-rata to the Class A-1 and A-2 certificates.

o If the principal balance of the mortgage pool is less than or equal to the aggregate class principal balance of the Class A certificates, principal distributions will be allocated pro-rata to the Class A-1 and A-2 certificates.

o Yield maintenance charges calculated by reference to a U.S. Treasury rate to the extent received will be allocated first to the offered certificates and the Class F and G certificates, according to a specified formula, with any remaining amount payable to the Class X-1 certificates. For the amount payable to any interest-bearing Class, the formula is as follows:

                        Principal Paid      (Pass-Through Rate on Class
                          to Class               - Discount Rate)
Prepayment Premium X -------------------- X ---------------------------
                     Total Principal Paid     (Mortgage Rate on Loan
                                                 - Discount Rate)

o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such adjustment is determined, the interest portion of any P&I Advance will be reduced in proportion to such adjustment (except in the case of the mortgage loan secured by 75/101 Federal Street, in which case the reduction of the P & I Advance will not be limited to only the interest portion of the P & I Advance).


                                     5 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                        SIMON PORTFOLIO II LOAN STRUCTURE

o The ownership interest in the largest mortgage loan in the pool will be split into a senior interest and subordinate interest. The senior component will represent approximately 11.6% of the initial pool balance. All distributions of principal and interest with respect to the senior component will be distributed to the certificates as represented below.

o The holders of the subordinate component, represented by the class SP certificates, are only entitled to distributions of interest after all accrued and unpaid interest on the senior component has been paid. Distributions of principal prior to a monetary default or other material default on the mortgage loan will be pro-rata, based on the respective principal balances of the senior component and the subordinate component. After a monetary default or other material default on the mortgage loan principal will be distributed first to the senior component until its principal balance has been reduced to zero, and then to the subordinate component.

[GRAPHICAL REPRESENTATION OF DISTRIBUTIONS OF PRINCIPAL AND INTEREST AND ALLOCATIONS OF LOSSES OMITTED].

  Conduit Loans
    Excluding                         AAA
Simon Portfolio II                 X(IO) AAA
------------------    Principal    ----------     Losses       Losses
Simon Portfolio II   & Interest   AA thru BBB-   on Conduit    on Simon
      Pooled                                      Loans      Portfolio II
    Component                     BB+ thru NR                    Loan
--------------------------------------------------------------------------------
 Simon Portfolio II    Principal & Interest      Simon
Non-Pooled Component                             Portfolio II
                                                 SP Classes

                    75/101 FEDERAL STREET A/B LOAN STRUCTURE

o The second largest mortgage loan in the pool is evidenced by one of two promissory notes (the "A-Note") secured by a single mortgage, with the second companion note (the "B-Note") securitized in a separate trust. An intercreditor agreement is in place which, among other things, generally allocates collections, absent material default, pro-rata between the A-Note and the B-Note. For so long as a payment default or other material non-payment default is continuing, collections will be generally allocated first to the A-Note, until the A-Note is paid in full and then to the B-Note. The A-Note will represent approximately 9.7% of the Initial Pool Balance. The holder of the B-Note will have the right to purchase the A-note mortgage loan under certain limited circumstances.

o Both the A-Note and B-Note for the 75/101 Federal Street loan are and will continue to be serviced and administered pursuant to a separate servicing agreement, dated October 23, 2002, among Merrill Lynch Mortgage Lending, Inc., as holder of the 75/101 Federal Street Mortgage Loan (who will be succeeded by the Series 2002-C2 trust fund), LaSalle Bank National Association, as trustee for the B-Note securitization, Pacific Life Insurance Company, which is also the benefical owner of all the certificates issued in the B-Note securitization, as servicer and special servicer, and LaSalle Bank National Association as a document custodian for the holders of both the A-note and the B-Note. This separate servicing agreement provides for servicing arrangements that, while generally similar to those under the Series 2002-C2 pooling and servicing agreement, differ in certain respects.

See "Description of the Mortgage Pool--AB Mortgage Loans" in the prospectus supplement for information regarding 75/101 Federal Street Loan and the servicing of the A-Note and B-Notes for 75/101 Federal Street.


                                    6 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              TOP 10 MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
LOAN    LOAN NAME                              CUT-OFF    % OF     UNITS/     LOAN PER  CUTOFF    DATE LTV  BALLOON  PROPERTY
SELLER  (LOCATION)                             BALANCE    IPB        SF       UNIT/SF   UW DSCR    RATIO      LTV      TYPE
------------------------------------------------------------------------------------------------------------------------------------
JPM     Simon Portfolio II Pooled Component $119,191,303  11.6% 1,047,587 SF      $114    1.97x     53.2%     45.5%  Regional Mall/
        (Various)                                                                                                    Anchored Retail

Merrill 75 / 101 Federal Street               99,880,850   9.7    812,353 SF      $123    2.76x     45.8%     37.8%  CBD Office
        (Boston, Massachusetts)

LaSalle ARC Portfolio A                       45,531,431   4.4    2,222 Pads   $20,491    1.26x (3) 75.7%     67.1%  Manufactured
        (Various)                                                                                                    Housing

JPM     Long Island Industrial Portfolio II   39,468,411   3.8    859,110 SF       $46    1.45x     72.4%     61.6%  Industrial -
        (Long Island, New York)                                                                                      Flex

JPM     The Cameo Apartments                  26,374,019   2.6     102 Units  $258,569    1.38x     79.9%     68.0%  Multifamily
        (New York, New York)

LaSalle 1400 Lake Shore Drive                 26,047,743   2.5     400 Units   $65,119    1.45x     57.9%      48.7% Multifamily
        (Chicago, Illinois)

Merrill 600 Fifth Avenue                      24,971,324   2.4    354,281 SF       $70    6.19x (2) 16.5% (1)  13.7% CBD Office
        (New York, New York)

Merrill Circuit City Distribution Center      22,543,200   2.2  1,078,450 SF       $21    1.41x     73.9%      59.1% Warehouse
        (Marion, Illinois)                                                                                           Distribution

LaSalle Deerfield Village                     22,253,381   2.2    124,418 SF      $179    1.23x     76.0%      67.5% Multifamily/
        (Deerfield, Illinois)                                                                                        Mixed use

Merrill Greenwich Park Apartments             21,978,099   2.1     402 Units   $54,672    1.44x     75.9%      64.4% Multifamily
        (North Miami, Florida)
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE              $448,239,760  43.5%                           2.11X     58.6%      49.8%
------------------------------------------------------------------------------------------------------------------------------------

1. The LTV ratios for the 600 Fifth Avenue Loan were calculated using the appraised value which included the value of the improvements at the mortgaged property. The mortgaged property securing the mortgaged loan does not include the improvements thereon. The value of the mortgaged property without the improvements is $52,800,000 and the related Cut-off Date LTV and ARD LTV are 47.3% and 39.2%, respectively.

2. The mortgaged property securing the mortgaged loan does not include the improvements thereon. For purposes of calculating the debt service coverage ratio for the 600 Fifth Avenue Loan, the underwritten net cash flow includes the cash flow generated from the improvements on the mortgaged property. The net operating income and net cash flow of the ground lease alone is $3,168,000, deriving a debt service coverage ratio of 1.91x

3. For purposes of calculating the debt service coverage ratio for the ARC Portfolio A mortgage loan the annual debt service is calculated based upon 7.35% coupon rate plus 0.04% servicing fee paid by the borrower.


                                    7 of 17

        THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
             A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                     SIMON PORTFOLIO II POOLED COMPONENT(1)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                ----------------    ---------------
PRINCIPAL BALANCE:              $ 119,400,000       $119,191,303

% OF POOL BY IPB:               11.6%

ADDITIONAL DEBT (TYPE):         $ 19,565,741 (Non-Pooled Component)

SELLER:                         JPMorgan Chase Bank

ORIGINATION DATE:               9/16/2002

INTEREST RATE:                  6.2000%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Simon Property Group, L.P. (BBB+/Baa1) (NYSE: SPG). Simon Property Group owns or has an interest in 257 properties comprising regional malls, community shopping centers and specialty and mixed-use properties containing 186 million square feet of gross leasable area in 36 states, Europe and Canada.

MATURITY DATE:                  10/10/12

REMAINING AMORTIZATION:         358


CALL PROTECTION:                LO(24),Def(90),O(4)


CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Hard

ESCROWS / RESERVES:                           Upfront      Monthly
                                           ----------- ------------
                                Taxes      $1,760,531     $393,000
                                TI/LC               0       30,500
                                CapEx               0       14,242
                                Other         425,666            0
                                           ----------- ------------
                                TOTAL      $2,186,197     $437,742

                               Pooled            Non-Pooled
                               ------            ----------
CUT-OFF DATE LOAN/SF:           $114                $132

CUT-OFF DATE LTV:              53.2%               62.0%

MATURITY LTV:                  45.5%               53.1%

UW DSCR:                       1.97x               1.70x

--------------------------------------------------------------------------------
(1) Moody's and Standard & Poor's have indicated that the credit characteristics of the Simon Portfolio II Pooled Component are consistent with the characteristics of an investment grade obligation


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:    Portfolio

TITLE:                       Fee

PROPERTY TYPE:               Regional Mall and Anchored Retail

SQUARE FEET:                 1,047,587

LOCATION:                    PA, TX, and FL

YEAR BUILT/RENOVATED:        Century III Mall:       1979/1997
                             Longview Mall:          1978/1999
                             Highland Lakes Center:       1991

COLLATERAL:

The subject properties consists of 2 enclosed regional malls, Century III Mall and Longview Mall, and 1 anchored retail center, Highland Lakes Center. The anchor tenants for these properties include Sears, J.C. Penney, Marshall's, Bed, Bath & Beyond, and Dillard's. 2001 inline sales for each of the malls was:
Century III Mall -- $297 psf; Longview Mall -- $295 psf; and Highland Lakes Shopping Center -- $216 psf.

PORTFOLIO PROPERTIES:

                                             INLINE     INLINE   INLINE
PROPERTY                     LOCATION           OCC   OCC COST  SALES/SF
--------                     --------           ---   --------  --------
Century III Mall          West Mifflin, PA    78.9%      12.8%      $297
Longview Mall             Longview, TX        86.7%      10.4%      $295
Highland Lakes Center(2)  Orlando, FL         NAP        NAP        NAP
                                              ---        ---        ---
TOTAL/WEIGHTED AVERAGE

OCCUPANCY:                   82.7%  (10/17/02)

HISTORICAL NOI:     2000:     $ 18,846,711
                    2001:     $ 18,020,493
                    2002:     $ 17,568,036

UW NOI:                       $ 17,702,004

UW NET CASH FLOW:             $ 17,328,221

APPRAISED VALUE (AS OF):      $ 223,950,000 (July/August 2002)

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------
(2) Occupancy represents collateral Square Feet


[PICTURE OF MORTGAGED PROPERTY OMITTED]  [PICTURE OF MORTGAGED PROPERTY OMITTED]



                                    8 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                            75/101 FEDERAL STREET(1)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                ----------------    ---------------
PRINCIPAL BALANCE:              $100,000,000        $99,880,850

% OF POOL BY IPB:               9.7%

ADDITIONAL DEBT (TYPE):         $24,970,213 (B-Note)

SELLER:                         Merrill Lynch Mortgage Lending, Inc.

ORIGINATION DATE:               10/02/02

INTEREST RATE:                  4.8593%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Indirectly controlled and sponsored by Equity Office Properties Trust, General Motors Hourly-Rate Employees Pension Trust and General Motors Salaried Employees Pension Trust. Equity Office is the largest REIT and publicly held owner of office properties in the US, with a total capitalization of approximately $27 billion as of June 30, 2002. Equity Office owns and manages 127.5 million sf of commercial office space in 766 buildings in 34 major metropolitan areas and 146 sub-markets across the US.

MATURITY DATE:                11/1/12

REMAINING AMORTIZATION:       359

CALL PROTECTION:              LO(24),Def(91),O(4)

CROSS-COLLATERALIZATION:      NAP

LOCK BOX:                     Springing

ESCROWS / RESERVES:                        Upfront      Monthly
                                          ----------- -------------
                              TILC        $4,000,000            $0
                              CapEx                0        24,000
                                          ----------- -------------
                              TOTAL       $4,000,000       $24,000

CUT-OFF DATE LOAN/SF:         $123

CUT-OFF DATE LTV:             45.8%

MATURITY LTV:                 37.8%

UW DSCR:                      2.76x

--------------------------------------------------------------------------------
(1) Moody's and Standard & Poor's have indicated that the credit characteristics of the 75/101 Federal Street Loan are consistent with the characteristics of an investment grade obligation.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                CBD Office

SQUARE FEET:                  812,353

LOCATION:                     Boston, Massachusetts

YEAR BUILT:                   75 Federal Street:  1930
                              101 Federal Street: 1988

COLLATERAL:

The subject property is a two-tower office building located at 75 and 101 Federal Street, totaling 812,353 sf. The property is located in the heart of Boston's financial district at the intersection of Federal, Franklin and Devonshire Streets. The Mortgaged Property consists of two adjacent buildings, one a 21-story office building built in 1930 (and renovated in 1985) and the other a 31-story office building built in 1988, that share a common ground floor lobby. The three largest tenants are law firms, which comprise 35% of the total net rentable area.




MAJOR TENANTS(TOTAL = 69):
                                                  % SF PER    RENT     LEASE
TENANTS(BUILDING)                              SF BUILDING     PSF START/EXP. YR
-------                                        -- --------     --- -------------
Nixon Peabody LLP (101)(2)                116,858      21%  $29.48 1989/2004
Hutchins Wheeler and Dittmar LLP (101) (2) 99,491      18%  $44.47 1988/2011
Edwards and Angell LLP (101)               67,450      12%  $44.95 1992/2008

BUILDING:                          AVERAGE RENT      MARKET AVERAGE
---------                          ------------      --------------
101 Federal St.                        $ 40         Class A Office:    $45
75 Federal St.                         $ 34         Class B Office:    $40
                                -------------------
TOTAL:                                 $ 38

OCCUPANCY:                      95.0% (as of 10/01/02)

HISTORICAL NOI:      2000:      $18,553,798
                     2001:      $18,700,236

UW NOI:                         $19,454,303

UW NET CASH FLOW:               $17,333,892

APPRAISED VALUE (AS OF):        $218,000,000 (8/15/02)

LOAN PURPOSE:                   Refinance

--------------------------------------------------------------------------------
(2) Nixon Peabody LLP and Hutchins Wheeler and Ditmar LLP are in merger and lease modification discussions. See "Description of the Mortgage Pool -- Top Ten Mortgage Loans -- 75/101 Federal Street Loan" in the Prospectus Supplement


[PICTURE OF MORTGAGED PROPERTY OMITTED]  [PICTURE OF MORTGAGED PROPERTY OMITTED]



                                    9 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                 ARC PORTFOLIO A

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                ---------------     ---------------
PRINCIPAL BALANCE:              $45,716,015         $45,531,431

% OF POOL BY IPB:               4.4%

SELLER:                         LaSalle Bank National Association

ORIGINATION DATE:               05/02/02

INTEREST RATE:                  7.3500%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Affordable Residential Communities ("ARC"). The properties are owned by ARC Communities 1 LLC. The properties are managed by ARC Management Services Inc. an affiliate of the borrower. ARC is one of the largest private companies in the manufactured housing community business. ARC owns 195 manufactured housing communities with approximately 37,500 homesites in 22 states.


MATURITY DATE:                  05/01/12

REMAINING AMORTIZATION:         354

CALL PROTECTION:                LO(24),Def(88),O(1)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Soft

ESCROWS / RESERVES:                          Upfront    Monthly
                                             -------- -------------
                                Taxes             $0       $26,476
                                Insurance          0         7,938
                                             -------- -------------
                                TOTAL             $0       $34,414

CUT-OFF DATE LOAN/UNIT:         $20,491

CUT-OFF DATE LTV:               75.7%

MATURITY LTV:                   67.1%

UW DSCR:                        1.26x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:       Portfolio

TITLE:                          Fee

PROPERTY TYPE:                  Mobile Home Park

UNITS:                          2,222 Pads

LOCATION:                       Various

YEAR BUILT:                     1950 - 1986

COLLATERAL:

The assets within this loan consist of 11 manufactured housing communities which are cross-collateralized and cross-defaulted. All of the properties included in this portfolio are 3 star-rated manufactured housing facilities.

PORTFOLIO PROPERTIES (YEAR BUILT):

                                                MARKET         #   AVE RENT
                          MARKET             RENT RANGE      PADS   PER PAD
                          ------             ----------      ----   -------
Villa West (1972)         Greeley, CO         $255 - $330     333    $331
Meridian Terrace (1986)   San Bernadino, CA   $242 - $375     257     $369
Highland Acres (1984)     Lewisville, TX      $307 - $340     199     $314
Eagle Ridge (1984)        Lewisville, TX      $307 - $375     193     $318
Twin Oaks (1956)          Wichita, KS         $165 - $210     386     $194
Sunset Country (1969)     Pueblo, CO          $230 - $297     204     $265
Oasis (1966)              Pueblo, CO          $230 - $297     161     $265
Golden Triangle (1969)    Dallas, TX          $307 - $375     138     $372
Rolling Hills (1972)      Dallas, TX          $190 - $265     183     $241
Oak Park Village (1967)   Coppell, TX         $307 - $375      95     $347
Oak Grove (1950)          Godfrey, IL         $180 - $283      73     $200

OCCUPANCY:                    95.5% (6/30/02)

HISTORICAL NOI:
                    2000:     $ 4,349,938
                    2001:     $ 5,113,855
                    2002:     $ 5,667,570 (TTM as of 6/30/02)

UW NOI:                       $ 5,071,322

UW NET CASH FLOW:             $ 4,959,741

APPRAISED VALUE (AS OF):      $ 60,135,000 (Dec 2001 to Feb 2002)

ADDITIONAL DEBT (TYPE):       NAP

LOAN PURPOSE:                 Refinance
--------------------------------------------------------------------------------


[PICTURE OF MORTGAGED PROPERTY OMITTED]  [PICTURE OF MORTGAGED PROPERTY OMITTED]



                                    10 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                       LONG ISLAND INDUSTRIAL PORTFOLIO II

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                ----------------    ---------------
PRINCIPAL BALANCE:              $ 39,540,000        $ 39,468,411

% OF POOL BY IPB:               3.8%

SELLER:                         JPMorgan Chase Bank

ORIGINATION DATE:               9/30/2002

INTEREST RATE:                  6.0440 %

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Long Island Group One LLC, 717-725 Broadway LLC. Long Island Group LLC and 717-725 Broadway LLC are both owned by Mr. Ruby Schron (45%), Mr. Abraham Fruchthandler (45%), Mr. Joshua Safran (7.5%), and Mr. Bruce Federman (2.5%). Mr. Ruby Schron is the founder and main principal of Cammeby's International, Ltd. Cammeby's International owns and manages over 14,000 residential units and over 10,000,000 square feet of commercial and industrial space. Mr. Abraham Fruchthandler is the principal of FBE Limited, which has investments in office, commercial, industrial and residential properties

MATURITY DATE:                  10/10/12

REMAINING AMORTIZATION:         358

CALL PROTECTION:                LO(24),Def(92),O(2)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       CMA

ESCROWS / RESERVES:                         Upfront      Monthly
                                           ----------- ------------
                                Taxes        $719,229     $160,727
                                CapEx          48,981            0
                                Other         350,000            0
                                           ----------- ------------
                                TOTAL      $1,118,210     $160,727

CUT-OFF DATE LOAN/SF:              $46

CUT-OFF DATE LTV:                72.4%

       MATURITY LTV:             61.6%

         UW DSCR:                1.45x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Portfolio

TITLE:                        Fee

PROPERTY TYPE:                Industrial -- Flex

SQUARE FEET:                  859,110

LOCATION:                     Long Island, New York

YEAR BUILT:                   1955 - 1977

COLLATERAL:

The subject collateral consists of 7 industrial properties located in Long Island, New York. Long Island is the sixteenth largest industrial market in the United States. The subject collateral is 859,110 square feet. The seven subject properties are: 270, 280 & 290 Duffy Avenue (240,830 square feet; 24 tenants), 511-523 Commack Road (84,146 square feet; 5 tenants), 600 West John Street (210,841 square feet; 8 tenants), 185 Price Parkway (100,000 square feet; 1 tenants), 200 Finn Court (105,573 square feet; 3 tenants), 360 Smith Street (60,000 square feet; 2 tenants), One Fairchild Court (57,720 square feet; 18 tenants).

PORTFOLIO PROPERTIES:
                                                                  APPRAISED
                            LOCATION             SF        OCC      VALUE
                            --------             --        ---      -----
270, 280 & 290 Duffy Ave.   Hicksville, NY     240,830    95.0%   16,600,000
600 W. John St.             Hicksville, NY     210,841   100.0%   14,900,000
185 Price Pkwy.             Farmingdale, NY    100,000   100.0%    5,100,000
200 Finn Court              Farmingdale, NY    105,573   100.0%    4,900,000
One Fairchild Court         Plainview, NY       57,720    94.8%    4,800,000
511 - 523 Commack Rd.       Deer Park, NY       84,146   100.0%    4,400,000
360 Smith St.               Farmingdale, NY     60,000   100.0%    3,800,000

OCCUPANCY:                    98.2%  (9/30/02)

HISTORICAL NOI:     2000:     $4,209,247
                    2001:     $4,243,771
                    2002:     $4,309,302 (TTM 2002)

UW NOI:                       $4,592,845

UW NET CASH FLOW:             $4,146,558

APPRAISED VALUE (AS OF):      $54,500,000 (7/1/02)

ADDITIONAL DEBT (TYPE):       $1,029,701 (B Note)

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------


[PICTURE OF MORTGAGED PROPERTY OMITTED]  [PICTURE OF MORTGAGED PROPERTY OMITTED]



                                    11 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              THE CAMEO APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                ---------------     ---------------
PRINCIPAL BALANCE:              $26,400,000         $26,374,019

% OF POOL BY IPB:               2.6%

SELLER:                         JPMorgan Chase Bank

ORIGINATION DATE:               10/11/02

INTEREST RATE:                  6.0600%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Mr. Jeffrey E. Levine. Mr. Levine is president of Levine Builders and has directed new construction rehabilitation of thousands of residential units and built or renovated millions of square feet of commercial space.

MATURITY DATE:                  11/1/2012

REMAINING AMORTIZATION:         359

CALL PROTECTION:                LO(24),Def(91),O(4)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       NAP

ESCROWS / RESERVES:                         Upfront      Monthly
                                           ----------- ------------
                                Taxes         $71,013      $11,836
                                Insurance       7,423        3,711
                                TI/LC         144,993(1)         0
                                           ----------- -- ---------
                                TOTAL        $223,429      $15,547

CUT-OFF DATE LOAN/UNIT:         $258,569

CUT-OFF DATE LTV:               79.9%

MATURITY LTV:                   68.0%

UW DSCR:                        1.38x

--------------------------------------------------------------------------------
(1) For the Office/Retail space on the 1st floor of the building


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Multifamily

UNITS:                        102

LOCATION:                     New York, New York

YEAR BUILT:                   2001

COLLATERAL:

The subject property is a 102-residential unit, 7-story apartment complex located on at 311 West 50th street, in the Clinton section of mid-Manhattan. The property was constructed in 2001, has 79,050+ gross square feet and a net residential area of 66,663 square feet. Amenities include 24-hour doorman, fully equipped fitness center, laundry room, 2000 square feet landscaped sundeck, video security and state of the art voice and data lines. In addition, the building has central A/C and heat.

APARTMENT TYPES:
                                                          MARKET
                                             AVERAGE      AVERAGE
SIZE                              NUMBER        RENT       RENT
----                              ------        ----       ----
Studio                                56      $1,872     $2,024
1 Bedroom                             25       2,442      2,871
2 Bedroom                             21       3,762      4,294
                                     ---      ------    -------
TOTAL/WEIGHTED AVERAGE               102      $2,401     $3,268

OCCUPANCY:                    100.0% (as of 8/15/02)

DATE OF FIRST OCCUPANCY:      3/2001

UW NOI:                       $  2,653,487

UW NET CASH FLOW:             $  2,633,087

APPRAISED VALUE (AS OF):      $  33,000,000 (8/9/02)

ADDITIONAL DEBT (TYPE):       NAP

LOAN PURPOSE:                 Construction Take Out

--------------------------------------------------------------------------------


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                                    12 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                              1400 LAKE SHORE DRIVE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL            CUT-OFF
                                -----------------    ---------------
PRINCIPAL BALANCE:              $ 26,100,000         $ 26,047,743

% OF POOL BY IPB:               2.5%

SELLER:                         LaSalle Bank National Association

ORIGINATION DATE:               09/05/02

INTEREST RATE:                  5.5880%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Michael V. Barry, Michael D. Aufrecht, David R. Barnes, and Donal Barry. Michael Barry and Donal Barry started Barry Realty in 1977 and currently own and manage more then 20 properties containing 826 apartment and retail units throughout the Chicago metropolitan area. Michael Aufrecht owns properties with Michael and Donal Barry. Mr. Aufrecht has 35 years of real estate experience and currently owns 118 properties with 2,245 apartment units and 800,000 SF of retail/commercial/industrial space. David Barnes, who lives in the building, is a real estate consultant and investment advisor specializing in financial planning and leasing.

MATURITY DATE:                  10/01/12

REMAINING AMORTIZATION:         358

CALL PROTECTION:                LO(33),Def(82),O(3)


CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Springing

ESCROWS / RESERVES:                          Upfront      Monthly
                                           ------------ ------------
                                Taxes        $ 554,512     $ 69,314
                                Insurance       17,292        8,646
                                CapEx                0        8,333
                                Other (1)       25,000            0
                                           ------------ ------------
                                TOTAL        $ 596,803     $ 86,293
                                (1) Upfront reserve for terrorism coverage in the amount of $25,000.00

CUT-OFF DATE LOAN/UNIT:         $ 65,119

CUT-OFF DATE LTV:               57.9%

MATURITY LTV:                   48.7%

UW DSCR:                        1.45x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:      Single Asset

TITLE:                         Fee

PROPERTY TYPE:                 Multifamily

UNITS:                         400

LOCATION:                      Chicago, Illinois

YEAR BUILT/RENOVATED:          1928 / 1995

COLLATERAL:

1400 Lake Shore Drive is a 400-unit, 22-story apartment building with 4,080 square feet of supporting retail space on the first floor. Located in the Gold Coast neighborhood of Chicago, Illinois, and only 1.5 miles from the central business district, the subject offers the tenants unparalleled views of Lake Michigan and the Chicago skyline. The subject was originally built in 1928 and in 1933. The sponsors have spent over $6.7 million in renovation costs and capital improvements since acquiring the property in 1993. The building is designated as a historic site by the Landmark Preservation Council of Illinois.




APARTMENT TYPES:
                                                            MARKET
                                                  AVERAGE   AVERAGE
TYPE                                 NUMBER        RENT      RENT
----                                 ------        ----      ----
Studio                                  139         $875       NAV
1 bedroom                               188       $1,170    $1,464
2 bedroom                                56       $1,842    $2,628
3 bedroom                                17       $2,141    $3,889
                                         --       ------    ------
TOTAL/WEIGHTED AVERAGE                  400       $1,203

OCCUPANCY:                     92.8% (as of 8/13/02)

HISTORICAL NOI:

                    2000:      $ 2,657,913
                    2001:      $ 2,469,463
                    2002:      $ 2,667,915 (TTM 6/30/02)

UW NOI:                        $ 2,702,339

UW NET CASH FLOW:              $ 2,602,339

APPRAISED VALUE (AS OF):       $ 45,000,000 (7/01/02)

ADDITIONAL DEBT (TYPE):        NAP

LOAN PURPOSE:                  Refinance

--------------------------------------------------------------------------------


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                                    13 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                         600 FIFTH AVENUE (FEE ONLY)(1)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                  ORIGINAL            CUT-OFF
                                ------------       --------------
PRINCIPAL BALANCE:              $25,000,000         $24,971,324

% OF POOL BY IPB:               2.4%

SELLER:                         Merrill Lynch Mortgage Lending, Inc.

ORIGINATION DATE:               10/22/02

INTEREST RATE:                  5.2500%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

The Collegiate Properties Corporation. The Collegiate Properties Corporation handles the business entities of the Collegiate Church Corporation, the oldest corporation in America. The Collegiate Church Corporation is the oldest Protestant Church in North America with continuous ministry (est. 1628).

ARD DATE:                       11/1/12

REMAINING AMORTIZATION:         359

CALL PROTECTION:                LO(24),Def(92),O(3)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Springing

CUT-OFF DATE LOAN/SF:           $70

CUT-OFF DATE LTV:               16.5%(2)

ARD LTV:                        13.7%(2)

UW DSCR:                        6.19x(3)


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                CBD Office

SQUARE FEET:                  354,281

LOCATION:                     New York, New York

YEAR BUILT/RENOVATED:         1950 / 1994

COLLATERAL:

The subject loan is secured by a first mortgage on the fee interest in the land parcel at 600 Fifth Avenue, New York, New York. The fee interest is encumbered by a ground lease/master lease for the entire property. The mortgaged property securing the mortgaged loan does not include the improvements thereon. The improvements on the mortgaged property consist of a 28-story 354,281 square foot office building that is part of Rockefeller Center. The leasehold interest is subject to the ground lease and runs through 2021 with renewal options extending the term to 2084. The ground lessee is RCPI Trust, a trust affiliated with Tishman/Speyer Properties.

OCCUPANCY:                    N/A

HISTORICAL NOI:
                              $5,325,661(4)
                              $5,104,214(4)

UW NOI:                       $11,042,236(3)

UW NET CASH FLOW:             $10,262,547(3)

APPRAISED VALUE (AS OF):      $151,000,000 (9/5/02) (2)

ADDITIONAL DEBT (TYPE):       NAP

LOAN PURPOSE:                 Refinance


--------------------------------------------------------------------------------




(1) Moody's and Standard and Poor's have indicated that the credit characteristics of the 600 Fifth Avenue loan are consistent with the characteristics of an investment grade obligation

(2) See footnote 1 on page titled "Top 10 Mortgage Loans" section (page 7) of this Structural and Collateral Term Sheet

(3) See footnote 2 on page titled "Top 10 Mortgage Loans" section (page 7) of this Structural and Collateral Term Sheet

(4) Includes the cash flow generated from the improvements made to the mortgaged property


                    [PICTURE OF MORTGAGED PROPERTY OMITTED]



                                    14 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                        CIRCUIT CITY DISTRIBUTION CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                ---------------     ---------------
PRINCIPAL BALANCE:              $22,650,000         $22,543,200

% OF POOL BY IPB:               2.2%

SELLER:                         Merrill Lynch Mortgage Lending,
                                Inc.

ORIGINATION DATE:               7/22/02

INTEREST RATE:                  6.8500%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

H&R Real Estate Holdings, Inc. ("H&R") and CCDC Marion G.P. LLC. H&R owns and manages a portfolio of properties, in addition to providing mezzanine financing for development projects. H&R's portfolio is valued at approximately $1.9 billion, consists of 106 properties, of which 71 are industrial properties, totaling approximately 17.6 million square feet. The majority of the trust's properties are located in Canada.

ARD DATE:                       8/1/12

REMAINING AMORTIZATION:         296

CALL PROTECTION:                LO(24),Def(89),O(3)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Hard

ESCROWS / RESERVES:                         Upfront      Monthly
                                           ----------- ------------
                             Debt Service    $157,925           $0
                                           ----------- ------------
                             TOTAL           $157,925           $0
                             The Tenant is responsible for taxes,
                             insurance, and capital expenditures

CUT-OFF DATE LOAN/SF:           $21

CUT-OFF DATE LTV:               73.9%

ARD LTV:                        59.1%

UW DSCR:                        1.41x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Warehouse Distribution

SQUARE FEET:                  1,078,450

LOCATION:                     Marion, Illinois

YEAR BUILT:                   2000 - 2001

COLLATERAL:

The subject property is an approximately 1,078,450 square foot warehouse/distribution center located in Marion, Illinois. The mortgaged property was built in 2000-2001 by Circuit City Stores, Inc. to be a regional distribution center for the upper and middle Mid-Western United States. The facility has 35 foot clear ceiling height and 103 dock doors. Circuit City currently pays $2.62 per square foot on a triple net basis and is responsible for all operating costs and structural repairs including repairs to the parking lot.

MAJOR TENANTS:

                                                         RENT   LEASE
TENANT                           SF            % SF       PSF  EXP. YR
------                           --            ----       ---  -------
Circuit City Stores, Inc.     1,078,450        100%     $2.62    2021

OCCUPANCY:                    100.0% (as of 07/15/02)

UW NOI:                       $2,835,391


UW NET CASH FLOW:             $2,673,624

APPRAISED VALUE (AS OF):      $30,500,000 (6/27/02)

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Acquisition

--------------------------------------------------------------------------------


                    [PICTURE OF MORTGAGED PROPERTY OMITTED]



                                    15 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
             DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                                DEERFIELD VILLAGE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                    ORIGINAL              CUT-OFF
                                ------------------    ----------------
PRINCIPAL BALANCE:              $22,500,000           $22,253,381

% OF POOL BY IPB:               2.2%

SELLER:                         LaSalle Bank National Association

ORIGINATION DATE:               08/28/01

INTEREST RATE:                  7.2500%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

Mesirow Realty Services, Inc. & Northern Realty Group, Ltd. Mesirow Realty Services, Inc. is a division of Mesirow Financial, a financial services firm with 700 employees and $3 billion in assets. Meisrow Realty Services, Inc. has over 27 years of industry experience. Northern Realty Group, Ltd. has represented building owners in leasing retail space since 1987. They have served as the exclusive regional real estate representative for Starbucks Coffee, Krispy Kreme, Chipotle Mexican Grill and Corner Bakery. Since 1997, the company has been involved in real estate development and acquisition.

ARD DATE:                       09/01/11

REMAINING AMORTIZATION:         345


CALL PROTECTION:                LO(24), Def(78), O(3)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Hard

ESCROWS / RESERVES:                          Upfront       Monthly
                                           ------------- -------------
                                Taxes          $ 24,956       $24,956
                                Insurance        13,486         2,697
                                TI/LC            40,000         5,335
                                CapEx                 0         2,318
                                           ------------- -------------
                                TOTAL           $78,442       $35,306

CUT-OFF DATE LOAN/SF:           $179

CUT-OFF DATE LTV:               76.0%

ARD LTV:                        67.5%

UW DSCR:                        1.23x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Multifamily/Mixed Use

SF/UNITS:                     56 Units/44,078 SF retail/20,216 SF office

LOCATION:                     Deerfield, Illinois

YEAR BUILT:                   2000

COLLATERAL:

The subject property is a Class A, property consisting of four high-end components: residential, retail, office, and a parking deck attached to the residential space. 1) The property has 56 high-end rental apartment units. Amenities of the residential space including concierge service, exercise room and a hospitality suite. Unit amenities include full-size washer/dryers, walk-in closets, and marble vanity tops in the bathrooms. 2) The 44,078 square feet of retail space. Tenants include Pearle Vision, Sprint Communications, Starbucks and Blockbuster Video. 3) The 20,216 square feet office component is 100% leased to Primesource. 4) The property has a two-story, 92 space, parking deck.




APARTMENT TYPES:
                                                         MARKET
                                            AVERAGE      AVERAGE
TYPE:                             NUMBER       RENT       RENT
-----                             ------       ----       ----
1 bedroom                              25   $ 1,650      $ 1,363
2 bedroom                              31   $ 2,200      $ 1,833
                                       --   -------      -------
TOTAL/WEIGHTED AVERAGE                 56   $ 1,954      $1,623

OCCUPANCY:                    94.8% (as of 8/31/02)

DATE OF FIRST OCCUPANCY:      11/22/2000

HISTORICAL NOI:
                   2002:      $ 1,566,871 (TTM 07/31/02)

UW NOI:                       $ 2,360,570

UW NET CASH FLOW:             $ 2,274,478

APPRAISED VALUE (AS OF):      $ 29,300,000 (6/13/01)

ADDITIONAL DEBT (TYPE):       NAP

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------


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                                    16 of 17

  THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
          CONTAINED IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
              DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

                            GREENWICH PARK APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                                   ORIGINAL            CUT-OFF
                                ---------------     ---------------
PRINCIPAL BALANCE:              $ 22,000,000        $ 21,978,099

% OF POOL BY IPB:               2.1 %

SELLER:                         Merrill Lynch Mortgage Lending, Inc.

ORIGINATION DATE:               10/21/02

INTEREST RATE:                  6.0000%

INTEREST ONLY PERIOD:           NAP

SPONSOR:

The borrowing entity is GREC Greenwich, Ltd. The sponsors for the loan are Miguel Poyastro, Augustin Herran and James Dorsy. Mr. Poyastro has been involved in multifamily property management for almost 20 years and has managed over 3,000 rental and condominium units. Mr. Herran founded the General Real Estate Corporation (GREC) in 1966. Since its founding, the firm has purchased or developed 12 apartment complexes totaling 1,400 units, 14 single family subdivisions totaling 2,297 homes and 1,025,000 square feet of commercial retail space. Mr. Dorsy has over 12 years of real estate experience.

MATURITY DATE:                  11/1/12

REMAINING AMORTIZATION:         359

CALL PROTECTION:                LO(25)/Def(90)/O(4)

CROSS-COLLATERALIZATION:        NAP

LOCK BOX:                       Springing

ESCROWS / RESERVES:                         Upfront      Monthly
                                           ----------- ------------
                                Taxes       $ 431,978     $ 33,229
                                Insurance     100,119       13,964
                                CapEx         108,636        8,777
                                           ----------- ------------
                                TOTAL       $ 640,733     $ 55,970

CUT-OFF DATE LOAN/UNIT:         $54,672

CUT-OFF DATE LTV:               75.9%

MATURITY LTV:                   64.4%

UW DSCR:                        1.44x


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Single Asset

TITLE:                        Fee

PROPERTY TYPE:                Multifamily

UNITS:                        402

LOCATION:                     North Miami, Florida

YEAR BUILT:                   1989

COLLATERAL:

The subject property is a Class A, 402 unit mid-rise multifamily apartment complex located in North Miami, Florida. The subject contains six buildings with studio, one and two bedroom apartment units. The subject property is located one mile west of downtown North Miami.

APARTMENT TYPES:                                     MARKET
                                          AVERAGE    AVERAGE
SIZE                           NUMBER       RENT       RENT
----                           ------       ----       ----
Studio                             6        $575       $625
1 Bedroom                        236        $738       $780
2 Bedroom                        160        $954       $975
                                 ---        ----       ----
TOTAL/WEIGHT AVERAGE             402        $822       $855

OCCUPANCY:                    96.3% (as of 8/16/02)




HISTORICAL NOI:
                    2000:     $2,235,244
                    2001:     $2,573,631
                    2002:     $2,384,899

UW NOI:                       $2,385,716

UW NET CASH FLOW:             $2,280,392

APPRAISED VALUE (AS OF):      $28,950,000 (8/16/02)

ADDITIONAL DEBT:              NAP

LOAN PURPOSE:                 Refinance

--------------------------------------------------------------------------------


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                                    17 of 17